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                                                                EXHIBIT 99.1

[724 SOLUTIONS LOGO]


PRESS CONTACT:                                       COMPANY CONTACT:
Heather Kelly                                        Kelly Lazarus
S&S Public Relations, Inc.                           724 Solutions
(719) 634-8274                                       (805) 884-8306
heather@sspr.com                                     klazarus@724.com
----------------                                     ----------------



               724 SOLUTIONS ANNOUNCES FIRST QUARTER 2004 RESULTS

SANTA BARBARA, CA (APRIL 28, 2004) - 724 Solutions (NASDAQ: SVNX; TSX: SVN), a leading provider of next-generation IP-based network and data services, today reported results for its first quarter ended March 31, 2004 (all figures are in U.S. dollars).

724 Solutions' total revenue in the first quarter was $3.0 million compared to $3.2 million in the previous quarter and $3.5 million for the same period last year. Revenue from the sale of products was $1.8 million and revenue from the sale of services was $1.2 million.

Pro forma net loss for the first quarter was $2.8 million, or $0.47 per share, compared to $2.5 million, or $0.41 per share, in the previous quarter and $3.9 million, or $0.65 per share, in the same period last year. The Company's pro forma net operating expenses were $5.8 million in the first quarter compared to $5.7 million in the previous quarter and $7.4 million in the same period a year ago.

The net loss for the first quarter of 2004, computed using generally accepted accounting principles ("GAAP"), was $5.1 million, or $0.85 per share. The first quarter loss includes a one time restructuring charge of $2.1 million. The GAAP loss was $11.3 million or $1.89 per share in the previous quarter and $6.3 million or $1.06 per share in the same period a year ago.

The Company reiterates its second quarter 2004 GAAP cost guidance of approximately $4 million compared to the $8.1 million ($6.0 million excluding the one time restructuring charge) reported in the first quarter 2004.

The Company ended the quarter with $11.3 million in cash and cash equivalents, short-term investments and restricted cash.

Key accomplishments in the first quarter:

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     o    The global product launch of X-treme MMS Accelerator (XMA); a purpose-built application-to-person Bulk MMS Messaging Gateway that enables new revenues for mobile operators via large volumes of perishable MMS messages.
     o The deployment by ALLTEL, a top ten North American operator, of its X-treme Alerts Platform (XAP) to deliver instant, actionable time-sensitive SMS and voice alerts to subscribers' wireless phone.

"Our performance in the first quarter was in-line with our expectations. We are encouraged to see that our pipeline of opportunities and trial activity are both increasing, driven by the growth in mobile data services revenues at leading mobile network operators," says John Sims, Chief Executive Officer of 724 Solutions. "The strength of our pipeline combined with our new cost structure means we are on track for quarterly profitability in the second half of 2004," says Sims.

CONFERENCE CALL INFORMATION
The Company will host a conference call to discuss the results on April 29, 2004 at 8:30 am ET. The conference call will be available over the Internet through the company's web site at www.724.com or by telephone at 416-641-6652. A replay will be available for 48 hours following the conference call and can be accessed by dialing 800-633-8284, pass code 21180719.

ABOUT 724 SOLUTIONS
724 Solutions (NASDAQ: SVNX; TSX: SVN) delivers reliable, scalable technology and solutions that allow mobile network operators to rapidly deploy flexible and open next generation IP-based network and data services. Additionally, in conjunction with mobile operator partners, the company provides a series of actionable alerting solutions to enterprises to assist them in lowering operating costs and improving customer relationship management. 724 Solutions is a global company with development operations in North America, Switzerland and Germany with headquarters in Toronto, Canada. For more information, visit www.724.com.
-----------

This press release contains statements of a forward-looking nature. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include the statements herein regarding: the services and products that will be offered by 724 Solutions, the benefits that businesses will obtain from these services and products, future demand for these services and products, our future operating cash performance and the sufficiency of our cash resources. The accuracy of these statements may be impacted by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including the risk that 724 Solutions will be unable to deploy the solutions and products stated herein, the risk that the demand for these solutions and products, or for 2.5G and 3G networks, will not increase as presently anticipated, the risk that general economic conditions will not improve, and other risks described in 724 Solutions' Securities and Exchange Commission filings, including its annual report on Form 10-K and its quarterly reports on Form 10-Q. These risks are also described in 724 Solutions' filings with the Canadian Securities Administrators. 724 Solutions does not undertake any obligation to update this forward-looking information, except as required under applicable law.

                                       ###


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724 SOLUTIONS INC. - SUMMARY OF OPERATIONS
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                                  THREE MONTHS ENDED
                                                 ------------------------------------------------------------
                                                 MARCH 31, 2004    DECEMBER 31, 2003           MARCH 31, 2003
Revenue:
    Product                                       $       1,761     $          1,643           $        2,010
    Services                                              1,240                1,574                    1,505
                                                 ------------------------------------------------------------
        Total Revenue                                     3,001                3,217                    3,515
    Cost of revenue*                                      1,528                1,577                    1,574
                                                 ------------------------------------------------------------
        Gross Margin                                      1,473                1,640                    1,941

Operating expenses:

    Research and development*                             2,089                1,920                    2,950

    Sales and marketing*                                  1,379                1,241                    2,192

    General and administrative*                             833                1,004                      945
    Depreciation                                            185                  168                      359
    Amortization of intangibles                               -                    -                    1,156
    Stock-based compensation
        Cost of revenue                                       2                    6                        8
        Research and development                              4                   16                      529
        Sales and marketing                                   4                   14                      112
        General and administrative                            7                   26                      115
    Restructuring costs                                   2,100                 (250)                       -
    Write down of fixed assets, goodwill
    and other intangible assets                               -                9,097                        -
                                                 ------------------------------------------------------------
        Total operating                                   6,603               13,242                    8,366
                                                 ------------------------------------------------------------
Loss from operations                                     (5,130)             (11,602)                  (6,425)

Interest income                                              16                   32                       93

    Gain on sale (write-down) of long-term
    investments                                               -                  283                        -
                                                 ------------------------------------------------------------
    Net loss for the period                       $      (5,114)    $        (11,287)          $       (6,332)
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------

Basic and diluted net loss per share              $       (0.85)    $          (1.89)          $        (1.06)
    Weighted-average number of shares used
    in computing basic and diluted net loss
    per share (in thousands)                              5,983                5,983                    5,983
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------


724 SOLUTIONS INC. - SUMMARY OF PRO FORMA ADJUSTMENTS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                                  THREE MONTHS ENDED
                                                 ------------------------------------------------------------
                                                 MARCH 31, 2004    DECEMBER 31, 2003           MARCH 31, 2003
GAAP NET LOSS FOR THE PERIOD                      $      (5,114)    $        (11,287)          $       (6,332)

    Depreciation                                            185                  168                      359
    Amortization of intangibles                               -                    -                    1,156
    Stock-based compensation                                 17                   62                      764
    Interest Income                                         (16)                 (32)                     (93)
    Restructuring costs                                   2,100                 (250)                       -
    Write down of fixed assets, goodwill
    and other intangible assets                               -                9,097                        -
    Write-down (gain on sale) of long-term
    investments                                               -                 (283)                       -
    Non-recurring and acquisition charges**                  30                   48                      280
                                                 ------------------------------------------------------------
PRO FORMA NET LOSS FOR THE PERIOD                 $      (2,798)    $         (2,477)          $       (3,866)
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------
Pro forma net loss per share                      $       (0.47)    $          (0.41)          $        (0.65)

*The pro forma numbers are as follows
    Cost of revenue                                       1,528                1,577                    1,554
    Research and development                              2,089                1,920                    2,749
    Sales and Marketing                                   1,379                1,241                    2,148
    General and administrative                              803                  956                      930
                                                 ------------------------------------------------------------
Total pro forma costs                                     5,799                5,694                    7,381

** Non-recurring and acquisition charges include direct costs related to terminated employees and direct costs related to historic acquisitions. The three months ended March, 2003 per share number has been adjusted to reflect the 10 for 1 share consolidation completed in the quarter of 2003

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724 SOLUTIONS INC. - CASH RECONCILIATION (UNAUDITED)
(In millions of U.S. dollars)

Cash and cash equivalents, short-term investments and
restricted cash:
    At December 31, 2003                                        $     15.4
    At March 31, 2004                                                 11.3
                                                                ----------
TOTAL CASH USED IN QUARTER ENDED MARCH 31, 2004                        4.1

Less: Non-recurring payments
    Hosting exit, rent restructuring and severance                    (0.3)
                                                                ----------
OPERATING CASH USED IN QUARTER ENDED MARCH 31, 2004             $      3.8



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724 SOLUTIONS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands of US dollars)

                                                                       MARCH 31,         December 31,
                                                                            2004                 2003
Assets
Current assets:
    Cash and cash equivalents                                       $     11,100          $    13,436
    Short-term investments                                                     -                1,748
    Restricted cash                                                          190                  198
    Accounts receivable - trade, net of allowance of $60
        (December 31, 2003 - $60)                                          2,624                2,297
    Prepaid expenses and other receivables                                   868                  648
                                                                    ---------------------------------
                                                                          14,782               18,327

Fixed assets                                                                 429                  612
                                                                    ---------------------------------
Total assets                                                        $     15,211          $    18,939
                                                                    ---------------------------------
                                                                    ---------------------------------
Liabilities and Shareholders' Equity
Current liabilities:
    Accounts payable                                                $        277          $       411
    Accrued liabilities                                                    4,961                3,402
    Deferred revenue                                                         326                  410
                                                                    ---------------------------------
                                                                           5,564                4,223
Shareholders' equity:
    Share capital:
        Authorized:
           Unlimited common shares
           Unlimited preferred shares
        Issued and outstanding:
           5,983,349 common shares
           (December 31, 2003 - 5,983,349)                               764,508              764,508
    Contributed Surplus                                                       79                   62
    Accumulated deficit                                                 (755,001)            (749,887)
    Cumulative translation adjustment                                         61                   33
                                                                    ---------------------------------
                                                                           9,647               14,716
                                                                    ---------------------------------
Contingent liabilities*
                                                                    ---------------------------------
Total liabilities and shareholders' equity                          $     15,211          $    18,939
                                                                    ---------------------------------
                                                                    ---------------------------------

* See note 17 to our consolidated financial statements set forth in our 2003 annual report